UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/31/2007

BAYLAKE CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  001-16339

WI	39-1268055
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

217 North Fourth Avenue, P O Box 9, Sturgeon Bay, WI 54235-0009
(Address of principal executive offices, including zip code)

920-743-5551
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On January 31, 2007, Baylake Corp. announced its results for the twelve and three month periods ended December 31, 2006. A copy of Baylake Corp.'s related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYLAKE CORP

Date: January 31, 2007	By:	/s/ John A. Hauser
John A. Hauser
Vice President

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release